UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ZYVERSA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED MARCH 8, 2024

ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on April 17, 2024

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of ZyVersa Therapeutics, Inc., a Delaware corporation. The meeting will be held in a virtual-only format via live webcast on April 17, 2024, at 9:00a.m. Eastern Time. To access the webcast and a list of stockholders entitled to vote at the meeting, please visit http://www.virtualshareholdermeeting.com/ZVSA2024SM and enter the 16-digit control number included on your on your proxy card, or in the instructions that accompanied your proxy materials. The purposes of the Special Meeting are as follows:

1.	To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

2.	The approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the reverse stock split.

Please monitor the Investor Relations section of our website at https://investors.zyversa.com for updated information regarding the Special Meeting. If you are planning to attend our Special Meeting virtually, please check the website one week prior to the Special Meeting date. As always, we encourage you to submit a proxy to vote your shares prior to the Special Meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice.

The record date for the Special Meeting is March 5, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Stephen C. Glover

Chief Executive Officer, President, and Chairman of the Board of Directors

Weston, Florida

March __, 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on April 17, 2024: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

Whether or not you expect to attend the meeting electronically, please submit a proxy for your shares promptly using the directions on your proxy card, by one of the following methods: (1) over the internet at http://www.proxyvote.com, (2) by telephone by calling the toll-free number 1-800-690-6903, or (3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have submitted a proxy, you may still vote electronically if you attend the virtual meeting, in which case only your vote cast at the virtual meeting will be counted. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED MARCH 8, 2024

ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

PROXY STATEMENT

FOR THE 2024 SPECIAL MEETING OF STOCKHOLDERS

April 17, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

This proxy statement (the “Proxy Statement”) is furnished to stockholders of ZyVersa Therapeutics, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), in connection with the solicitation of proxies by our board of directors for use at a special meeting of stockholders to be held on April 17, 2024, and at any adjournment or postponement thereof (our “Special Meeting”). Our Special Meeting will be held at 9a.m. Eastern time via a live webcast at www.virtualshareholdermeeting.com/ZVSA2024SM.

On or about March 22, 2024, we will commence mailing of the proxy materials which are also available at www.proxyvote.com. The proxy materials are being sent to stockholders who owned our common stock at the close of business on March 5, 2024, the record date for the Special Meeting (the “Record Date”). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Why am I receiving these materials?

We sent you this Proxy Statement because our board of directors is soliciting your proxy to vote at our Special Meeting. This Proxy Statement summarizes the information you need to vote at our Special Meeting. You do not need to attend our Special Meeting to vote your shares.

What am I voting on?

There are two matters scheduled for a vote:

●

Proposal No. 1 - To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

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●	Proposal No. 2 - To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the reverse stock split.

How do I attend the Special Meeting?

The meeting will be held in a virtual-only format via live webcast on April 17, 2024, at 9:00 a.m. Eastern Time at http://www.virtualshareholdermeeting.com/ZVSA2024SM. Information on how to vote electronically at the Special Meeting is discussed below. You will also be able to listen and participate in the Special Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2024SM and entering the 16-digit control number included on your proxy card, or in the instructions that accompanied your proxy materials. As always, we encourage you to submit a proxy to vote your shares prior to the Special Meeting.

What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

Proposal 1: You may vote “For” or “Against” or abstain from voting on the proposals to adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors (Proposal 1).

Proposal 2: You may vote “For” or “Against” or abstain from voting on the proposals to approve of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the reverse stock split (Proposal 2).

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the virtual Special Meeting, vote by proxy at the meeting, submit a proxy to vote at the meeting through the internet by visiting http://www.virtualshareholdermeeting.com/ZVSA2024SM and entering the 16-digit control number included on your proxy card, or submit a proxy to vote your shares by using a proxy card or by telephone or the internet. Whether or not you plan to attend the virtual meeting, we urge you to submit a proxy to ensure your vote is counted. You may still attend the meeting virtually and vote electronically even if you have already submitted a proxy to vote, in which case only your vote cast at the virtual meeting will be counted.

●	To vote electronically at the virtual Special Meeting, visit http://www.virtualshareholdermeeting.com/ZVSA2024SM and enter the 16-digit control number included in your Proxy Card.

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To submit a proxy card that was mailed to you, simply complete, sign, and date the proxy card, and return it promptly in the envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the Special Meeting, the proxyholders named therein will vote your shares as you direct.

●	To submit a proxy over the telephone, dial toll-free at 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide your unique 16-digit number and control number that appears on your proxy card or other proxy materials. Your telephone vote should be received by 11:59 p.m., Eastern Time on April 16, 2024 in order to ensure that it is counted.

●	To submit a proxy through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide your unique 16-digit number and control number that appears on your proxy card or other proxy materials. Your proxy submitted by internet should be received by 11:59 p.m., Eastern Time on April 16, 2024 in order to ensure that it is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a full set of proxy materials containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the proxy materials to ensure that your vote is counted. To vote online at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials or contact your broker, bank, or other agent to request a proxy form.

The ability to submit a proxy via the internet allows you to submit a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. If you choose to submit a proxy to vote your shares online via the internet, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you hold as of the Record Date, March 5, 2024.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not submit a proxy by completing and delivering your proxy card or through the internet or telephone, and do not vote electronically at the virtual Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NYSE, which apply regardless of whether an issuer is listed on the NYSE or Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may vote your shares on Proposal No. 1 or No. 2 even in the absence of your instruction.

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What if I return a proxy card or otherwise submit a proxy to vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise submit a proxy to vote without marking voting selections, your shares will be voted, as applicable:

●

“For” the approval and adoption of an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

●	“For” the approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the reverse stock split.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using your proxyholder’s best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $15,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

●	You may attend the Special Meeting virtually and vote electronically by visiting http://www.virtualshareholdermeeting.com/ZVSA2024SM and entering the 16-digit control number included in your on your proxy card, or in the instructions that accompanied your proxy materials. Simply attending or participating in the Special Meeting will not, by itself, revoke your proxy.

Your latest proxy card or other proxy is the one that is counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Assuming a quorum is present, abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal No. 1 and No. 2. Because Proposal No. 1 and No. 2 are “routine,” we do not expect that any broker non-votes will occur with respect to those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee does not have discretionary authority to vote the shares. When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority on any such “routine matter” with respect to any uninstructed shares, “broker non-votes” occur with to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

How many votes are needed to approve each proposal?

●

Proposal No. 1 – To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split, the proposal must be approved by the holders of a majority in voting power of the votes cast on such proposal. Abstentions and broker non-votes, if any, will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal.

●	Proposal 2 – To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the reverse stock split, the proposal must be approved by the holders of a majority in voting power of the votes cast on such proposal. Abstentions and broker non-votes, if any, will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal.

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders. A quorum is present if the holders of thirty-three and one-third percent (33 1/3%) of the voting power of the stock issued and outstanding and entitled to vote at a meeting are present in person (virtually, in the case of this virtual Special Meeting) or submitted a proxy.

Any shares that you hold of record will be counted towards the establishment of a quorum only if you submit a valid proxy or if you or your proxy attend the meeting virtually. If you are a beneficial holder of shares held through a broker, bank, or other nominee, your shares will be counted towards the establishment of a quorum if you provide voting instructions with respect to such shares, if you obtain a proxy to vote such shares and attend the meeting virtually, or if you fail to provide voting instructions with respect to such shares.

Shares for which abstentions or broker non-votes occur on any proposal will be counted towards the establishment of a quorum.

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How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

What can I do if I need technical assistance during the meeting?

If you encounter any difficulties accessing the virtual meeting during the meeting time, please call the technical support number that will be posted on the live webcast log-in page.

If I can’t attend the meeting, how do I vote or listen to it later?

You do not need to attend the virtual meeting to vote if you submitted a proxy to vote in advance of the meeting. A replay of the meeting, including the questions answered during the meeting, will be available on www.virtualshareholdermeeting.com/ZVSA2024SM for one year following the meeting date.

What happens if a change to the Special Meeting is necessary due to exigent circumstances?

We intend to hold the Special Meeting in a virtual-format only via live webcast. Please monitor the Investor Relations section of our website or at www.virtualshareholdermeeting.com/ZVSA2024SM for updated information. If you are planning to attend our Special Meeting virtually, please check the website one week prior to the Special Meeting date. As always, we encourage you to vote your shares prior to the Special Meeting.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as our plans, objectives, and expectations for business operations and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this proxy statement may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described herein, under “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and any risk factors disclosed in subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the filing date of this proxy statement. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

This proxy statement also contains market data related to our business and industry. These market data include projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may harm on our business, results of operations, financial condition, and the market price of our common stock.

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PROPOSALS

Proposal No. 1: To Adopt and Approve an Amendment to Our Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of our Issued Shares of Common Stock at a Ratio Within the Range of Not Less Than 1-for-2 and Not Greater Than 1-for-50, with the Exact Ratio Within Such Range to be Determined at the Sole Discretion of our Board of Directors, Without Further Approval or Authorization of our Stockholders Before the Filing of an Amendment to the Second Amended and Restated Certificate of Incorporation Effecting the Proposed Reverse Stock Split.

What am I voting on?

Adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of an amendment to the Second Amended and Restated Certificate of Incorporation effecting the proposed reverse stock split.

Vote recommendation:	“FOR” the adoption and approval of the amendment to our Second Amended and Restated Certificate of Incorporation to effect the proposed reverse stock split.

Vote required:	The affirmative vote of the holders of a majority of the votes cast on the proposal.

Effect of abstentions:	None.

Effect of broker non-votes:	None.

General

At the Special Meeting, stockholders will be asked to adopt and approve an amendment (attached as Annex A to this proxy statement; the “Reverse Split Charter Amendment”) to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Split”) of the Company’s common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-50 (the “Split Range”), with the exact ratio within such range to be determined at the sole discretion of our board of directors, without further approval or authorization of our stockholders before the filing of the Reverse Split Charter Amendment effecting the proposed Reverse Split. As set forth on Annex A, by adoption and approval of this Proposal No. 1, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Split at each of the ratios between and including 1-for-2 and 1-for-50.

Notwithstanding the foregoing, no such amendment or any Reverse Split will occur until the Reverse Split Charter Amendment in the form attached to this proxy statement as Annex A is filed with the Secretary of State of the State of Delaware and becomes effective. If Proposal No. 1 is adopted and approved and the board of directors decides to proceed with the Reverse Split, the board of directors will determine the exact reverse split ratio within the Split Range, which ratio will be included in a public announcement made prior to the effectiveness of the Reverse Split Charter Amendment, and any amendment to effect the Reverse Split at the other ratios within the Split Range adopted and approved by the board of directors and stockholders will be abandoned. The Company may effect only one reverse stock split in connection with this proposal. Upon the effectiveness of the Reverse Split Charter Amendment effecting the Reverse Split (the “Split Effective Time”), the issued shares of our common stock immediately prior to the Split Effective Time will be reclassified into a smaller number of shares of common stock within the specified range, such that a holder of common stock of the Company will own one share of our common stock for the specified number of shares of common stock held by that stockholder immediately prior to the Split Effective Time, which number will be determined by the board of directors within the Split Range.

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The form of the Reverse Split Charter Amendment to effect the Reverse Split, as more fully described below, will affect the Reverse Split but will not change the number of authorized shares of common stock or preferred stock, or the par value of the Company’s common Stock or preferred stock.

Purpose

Our board of directors approved the proposal approving the Reverse Split Charter Amendment effecting the Reverse Split because it believes that:

●	seeking stockholders approval and adoption of the Reverse Split Charter Amendment to effect the Reverse Split at the discretion of the board of directors is advisable and in the best interests of the Company and its stockholders;

●	effecting the Reverse Split may be an effective means of avoiding a delisting of the Company’s common stock from Nasdaq in the future;

●	an investment in the Company’s common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

●	analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that most investment funds are reluctant to invest in lower priced stocks; and

●	a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees.

If the Reverse Split successfully increases the per share price of our common stock, the board of directors believes this increase may increase trading volume in our common stock and facilitate future financings by the Company.

Nasdaq Requirements for Continued Listing

Our common stock is listed on The Nasdaq Capital Market under the symbol “ZVSA.” On February 29, 2024, the Company received approval from Nasdaq to transfer the listing of the Company’s Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market, as further described below.

On June 9, 2023, we received a letter from the Listing Qualifications Staff of Nasdaq indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company was not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Global Market (the “Minimum Bid Price Requirement”), as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Nasdaq Notice”).

The Nasdaq Notice had no immediate effect on the continued listing status of the Company’s common stock on The Nasdaq Capital Market, and, therefore, the Company’s listing remains fully effective.

The Company was provided a compliance period of 180 calendar days from the date of the Nasdaq Notice, or until December 6, 2023, to regain compliance with the Minimum Bid Price Requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A). On November 14, 2023, Nasdaq issued a letter to the Company that as of November 13, 2023, it determined that the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. Accordingly, the Company is subject to the provisions contemplated under Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stock Rule”). To regain compliance with the Minimum Bid Price Requirement, the Company effected a reverse stock split at a ratio of 1-for-35 on December 5, 2023 (the “2023 Reverse-Stock-Split”). The 2023 Reverse Stock Split caused the Company’s common stock to trade above $1.00, however, it dropped below $1.00 and the common stock did not close at a price of over $1.00 for 10 consecutive trading days in order to regain compliance with the Minimum Bid Price Requirement. Following the 2023 Reverse Stock Split, the Company regained compliance with the Low Priced Stock Rule.

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The Company subsequently requested and received a hearing (the “Nasdaq Hearing”) from the Nasdaq Hearings Panel (the “Panel”). Following the Nasdaq Hearing, which was held on January 25, 2024, The Panel, by written decision dated February 5, 2024, granted the Company’s request for an exception to the Minimum Bid Price Requirement until May 3, 2024.

On February 29, 2024, the Company received approval from Nasdaq to transfer the listing of the Company’s Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market. The Company’s Common Stock was transferred to the Nasdaq Capital Market effective as of the open of business on March 1, 2024, and continues to trade under the symbol “ZVSA.” As a result of the transfer to the Nasdaq Capital Market, the Company is no longer required to meet the minimum Market Value of Publicly Held Shares of $5,000,000 for continued listing on the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(1)(C), which the Company was previously not in compliance with.

Accordingly, we believe that the Reverse Split is our best option for meeting the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Capital Market following the Reverse Split.

Potential Increased Investor Interest

On March 6, 2024, the closing price of a share of our common stock on Nasdaq was $0.7689 per share. An investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with the Reverse Split, including that the Reverse Split may not result in an increase in the per share price of our common stock.

We cannot predict whether the Reverse Split will increase the market price for our common stock in the future. The history of similar stock split combinations for companies in like circumstances is varied. For example, our prior reverse stock split in December 2023 was not successful in gaining compliance with the Minimum Bid Price Requirement. There is no assurance that:

●	the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split;

●	the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	the Reverse Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on Nasdaq.

The market price of our common stock will also be based on performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

Principal Effects of the Reverse Split

The Reverse Split Charter Amendment to effect the Reverse Split is set forth in Annex A to this proxy statement.

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The Reverse Split will be effected simultaneously for all issued shares of our common stock. The Reverse Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except with respect to the treatment of fractional shares. The Reverse Split will not change the terms of our common stock. Additionally, the Reverse Split will have no effect on the number of shares of common stock that we are authorized to issue. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Shares of our common stock issued pursuant to the Reverse Split will remain fully paid and nonassessable. The Reverse Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. If after aggregating any stockholder’s shares of common stock following the Reverse Split any stockholder would otherwise be entitled to receive a fractional share of common stock as a result of the Reverse Split, we will issue an additional fraction of a share of common stock to such holder, which fraction, when combined with the fraction resulting from the Reverse Split, will equal a whole share of common stock, such that no holder will continue to hold fractional shares following the Reverse Split.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If our common stockholders approve the Reverse Split Charter Amendment, and if our board of directors still believes that a reverse stock split is in the best interests of the Company, we will file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware at such time as our board of directors has determined to be the appropriate Split Effective Time. Our board of directors may delay effecting the Reverse Split without resoliciting stockholder adoption and approval thereof. Beginning at the Split Effective Time, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the Split Effective Time, our stockholders will be notified that the Reverse Split has been effected. We do not have physical certificates for our common stock and, as such, no exchange of such certificates will be necessary.

Fractional Shares

If after aggregating any stockholder’s shares of common stock following the Reverse Split any stockholder would otherwise be entitled to receive a fraction of a share of common stock as a result of the Reverse Split, we will issue an additional fraction of a share of common stock to such holder, which fraction, when combined with the fraction resulting from the Reverse Split, will equal a whole share of common stock, such that no holder will continue to hold fractional shares following the Reverse Split.

By approving the Reverse Split Charter Amendment, stockholders will be approving the combination of a whole number of shares of the Company’s common stock not less than 1-for-2 and not greater than 1-for-50 into one share of the Company’s common stock, with the amendment setting forth the actual ratio to be determined by our board of directors. Furthermore, by adoption and approval of this Proposal No. 1, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Split at each of the ratios between and including 1-for-2 and 1-for-50.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s board of directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s board of directors and stockholders. Other than the proposals being submitted to our common stockholders for their consideration at the Special Meeting, the Company’s board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

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Material U.S. Federal Income Tax Consequences of the Reverse Split

The following is a summary of the material anticipated Federal income tax consequences of the Reverse Split to our stockholders. This summary is based on the Federal income tax laws as now in effect and as currently interpreted; it does not take into account possible changes in the tax laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary does not purport to address all aspects of the possible Federal income tax consequences of the Reverse Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the Federal income tax consequences to stockholders in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations, regulated investment companies and foreign taxpayers).

The summary does not address any consequence of the Reverse Split under any state, local, or foreign tax laws.

We will not obtain a ruling from the Internal Revenue Service (the “IRS”) regarding the Federal income tax consequences to our stockholders as a result of the Reverse Split. Accordingly, WE ENCOURAGE EACH STOCKHOLDER TO CONSULT THEIR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE POTENTIAL REVERSE SPLIT, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX LAWS.

The Reverse Split is intended to qualify as a “recapitalization” as described in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, neither we nor any stockholder will recognize any gain or loss. For exchanging stockholders, the aggregate basis of the shares of common stock received in the Reverse Split will be the same as the aggregate basis of the shares of common stock reclassified into such shares of common stock in the Reverse Split. Similarly, the holding period for common stock received as a result of the Reverse Split will include the holding period of the shares of common stock surrendered in exchange thereof.

Reporting Requirements

If the Reverse Split qualifies as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code, each Company U.S. holder who receives shares of our common stock in the Reverse Split is required to retain permanent records pertaining to the Reverse Split, and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Additionally, Company U.S. holders who owned immediately before the Reverse Split at least five percent (by vote or value) of the total outstanding stock of the Company are required to attach a statement to their tax returns for the year in which the Reverse Split is consummated that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the Company U.S. holder’s tax basis in such holder’s our common stock surrendered in the Reverse Split, the fair market value of such stock, the date of the Reverse Split and the name and employer identification number of the Company. Company U.S. holders are urged to consult with their tax advisors to comply with these rules.

Information Reporting and Backup Withholding

A Company U.S. holder may be subject to information reporting and backup withholding for U.S. federal income tax purposes in connection with the Reverse Split. Backup withholding should not apply, however, to a U.S. holder who (i) furnishes a correct taxpayer identification number, certifies that the holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form and otherwise complies with all the applicable requirements of the backup withholding rules, or (ii) certifies that the holder is otherwise exempt from backup withholding. If a U.S. holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the stockholder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules are not an additional tax and generally may be refunded or allowed as a credit against the federal income tax liability of a Company U.S. holder, if any, provided the required information is timely furnished to the IRS. Company U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and in the event backup withholding is applied, to determine if any tax credit, tax refund, or other tax benefit may be obtained.

The foregoing summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business, or tax advice to any particular Company U.S. holder. This summary does not take into account your particular circumstances and does not address consequences that may be particular to you. Therefore, you should consult your tax advisor regarding the particular U.S. federal income tax consequences of the Reverse Split to you, including any tax consequences arising under U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S COMMON STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO ADOPT AND APPROVE AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY EFFECTING THE REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO WITHIN THE RANGE OF NOT LESS THAN 1-FOR-2 AND NOT GREATER THAN 1-for-50 to be Determined at the Sole Discretion of the Board of Directors, Without Further Approval or Authorization of Stockholders Before the Filing of an Amendment to the Second Amended and Restated Certificate of Incorporation Effecting the Proposed Reverse Stock Split.

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Proposal 2: Approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the reverse stock split.

What am I voting on?

Approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect the reverse stock split.

Vote recommendation:	“FOR” the Approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.

Vote required:	The affirmative vote of the holders of a majority of the votes cast on the proposal.

Effect of abstentions:	None.

Effect of broker non-votes:	None.

General

If, at the Special Meeting, the number of shares of our common stock present or represented and voting in favor of Proposal No. 1 is insufficient to approve such proposal, the Chief Executive Officer or the Chairman of our board of directors, in such person’s reasonable discretion, may move to adjourn the Special Meeting in order to enable our board of directors to continue to solicit additional proxies in favor of Proposal No. 1.

Our board of directors believes that if the number of shares of our common stock cast at the Special Meeting is insufficient to approve Proposal No. 1, it is in the best interests of our stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes to approve Proposal No. 1.

In this Proposal No. 2, we are asking stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal No. 2, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Proposal No. 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S COMMON STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO ADOPT THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s common stock as of March 6, 2024 by:

●	each of the Company’s executive officers, directors, and director nominees;

●	all of the Company’s executive officers, directors, and director nominees as a group; and

●	each person known to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of March 6, 2024. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of March 6, 2024 or subject to restricted stock units that vest within 60 days of March 6, 2024 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Certain beneficial owners of our common stock own warrants to purchase shares of our common stock that contain blockers preventing the holder from exercising its warrants if as a result of such exercise the holder would beneficially own more than 4.99% or 9.99%, as applicable, of our common stock. In preparing the table below, we have given affect to those blockers where applicable. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

The beneficial ownership of our Common Stock is based on 7,594,863 shares of Common Stock issued and outstanding on March 6, 2024.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and executive officers
Stephen C. Glover(1)	41,981	*
Min Chul Park, Ph.D.(2)	1,040	*
Robert G. Finizio(3)	1,608	*
Peter Wolfe(4)	4,534	*
Karen Cashmere(5)	2,743	*
Pablo A. Guzman, M.D(6)	4,041	*
James Sapirstein	-	-
Gregory Freitag	-	-
All directors and executive officers as a group (8 individuals)	55,947	*
Other 5% beneficial owners
Anson Investments Master Fund LP(7)	825,103	9.99%
Armistice Capital Master Fund Ltd.(8)	842,936	9.99%
Walleye Opportunities Master Fund (9)	424,213	5.31%

*	Indicates beneficial ownership of less than 1%.

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(1)	Includes 18,190 shares of Common Stock held by Stephen C. Glover and affiliates, consisting of (i) 13,076 shares of Common Stock held of record by Stephen C. Glover; (ii) 1,253 shares of Common Stock held of record by MedicaRx Inc.; (iii) 2,442 shares of common stock held of record by Asclepius Life Sciences Fund, LP; and (iv) 1,419 shares of Common Stock held of record by Asclepius Master Fund, LTD. The amount also includes options and warrants that are exercisable as of or within 60 days of March 6, 2024 for 21,477 and 2,314, respectively, shares of Common Stock. Mr. Glover is the managing director of MedicaRx Inc., the managing director of Asclepius Master Fund, LTD, and the managing member of Asclepius Life Sciences Fund, LP.

(2)	Represents options that are exercisable as of or within 60 days of March 6, 2024 for 1,040 shares of Common Stock.

(3)	Represents options that are exercisable as of or within 60 days of March 6, 2024 2023 for 1,608 shares of Common Stock.

(4)	Represents: (i) 1,275 shares of Common Stock; and (ii) options and warrants that are exercisable as of or within 60 days of March 6, 2024 for 2,743 and 516, respectively, shares of common stock.

(5)	Represents options that are exercisable as of or within 60 days of March 6, 2024 for 2,743 shares of Common Stock.

(6)	Represents: (i) 744 shares of Common Stock; and (ii) options and warrants that are exercisable as of or within 60 days of March 6, 2024 for 3,039 and 258, respectively, shares of Common Stock.

(7)

Consists of (i) 160,671 shares of Common Stock as disclosed in a Schedule 13G filed on February 14, 2024 and (ii) warrants to purchase 664,432 shares of Common Stock, but excludes warrants to purchase 2,655,568 shares of Common Stock that are not currently exercisable as a result of the 9.99% beneficial ownership limitation blocker contained in such warrants but given the increase in outstanding shares of the Company since such filing, all warrants held are disclosed here. The securities are held of record by Anson Investments Master Fund LP. Amin Nathoo and Moez Kassam are directors of Anson Advisors, Inc., and Tony Moore is principal of Anson Fund Management LP, each has voting and dispositive power over the securities held by Anson Investments Master Fund LP. The business address for Anson Investments Master Fund LP is 181 Bay Street, Suite 4200, Toronto, ON, M5J 2T3.

(8)	Consists of warrants to purchase 842,936 shares of Common Stock but excludes warrants to purchase 1,550,064 shares of Common Stock that are not currently exercisable as a result of the 9.99% beneficial ownership limitation blocker contained in such warrants but given the increase in outstanding shares of the Company since such filing, all warrants held are disclosed here. The securities are held of record by Armistice Capital Master Fund Ltd. Steve Boyd is the CIO of Armistice Capital, LLC and has sole voting and dispositive power over the securities held by Armistice Capital Master Fund Ltd. The business address for Armistice Capital Master Fund Ltd.is 510 Madison Avenue, 7th Floor, New York NY 10022.

(9)	Consists of (i) 25,864 shares of Common Stock, per S-1/A filing on December 6, 2023 and (ii) warrants that are exercisable as of or within 60 days of March 6, 2024 for 398,349 shares of Common Stock. The securities are held of record by Walleye Opportunities Master Fund. William England, Chief Investment Officer of the Member of Walleye Opportunities Master Fund Ltd, has sole voting and dispositive power over the securities held by Walleye Opportunities Master Fund Ltd. The business address for Walleye Opportunities Master Fund is 190 Elgin Ave., George Town, Grand Cayman KY-9008, Cayman Islands.

15

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Stephen C. Glover

Chief Executive Officer, President, and Chairman of the Board of Directors

March __, 2024

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at http://www.sec.gov or at our website at https://investors.zyversa.com/. The information contained on, or that can be accessed through, our website is not a part of this proxy statement. We have included our website address in this proxy statement solely as an inactive textual reference.

A copy of the Company’s Annual Report to the U.S. Securities and Exchange Commission on Form 10-K for the year ended December 31, 2022, is available without charge upon written request to: Secretary, ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida, 33326.

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Annex A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ZYVERSA THERAPEUTICS, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

ZyVersa Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	That a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED: That the second and third paragraphs of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“Effective on the filing of this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Reverse Stock Split Effective Time”), a one-for-[__](*) reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [__](*) shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). If, upon aggregating all of the shares of Common Stock held by a holder of Common Stock immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock, the Corporation shall issue to such holder an additional fraction of a share of Common Stock as is necessary to round the number of shares of Common Stock held by such holder up to the nearest whole share, such that no person will hold fractional shares following the Reverse Stock Split.

(*)	Shall be a whole number equal to or greater than ten (2) and equal to or lesser than fifty (50) and shall include not more than four decimal digits, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board of directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

Each stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares formerly represented by such certificate have been reclassified (including those fractional shares issued by the Corporation in connection with the Reverse Stock Split to round the number of shares held by such holder at the Reverse Split Effective Time up to the nearest whole share); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including those fractional shares issued by the Corporation in connection with the Reverse Stock Split to round the number of shares held by such holder at the Reverse Split Effective Time up to the nearest whole share).”

2.	That, at a special meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

3.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this _____ day of _______, 20____.

ZYVERSA THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

A-2

Annex B

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED MARCH 8, 2024

[ Insert Proxy Card ]

B-1